Exhibit 21.1

NATIONAL CITY CORPORATION SUBSIDIARY LISTING

State or Jurisdiction under the law of which Organized
December 31, 2007

1st Fredericksburg Mortgage, LLC.	Indiana
ALLINCO, Inc.	Vermont
Access Financial Corp.	Ohio
Advent Guaranty Corporation.	Vermont
Afleet Mortgage, LP.	Ohio
Algonquin 90, LLC.	Illinois
Allegiant Asset Management Company.	Michigan
Allegiant Capital Corporation.	Missouri
Allegiant Capital Trust II.	Delaware
Allegiant Insurance Services Co.	Missouri
Alliance Title Agency, L. L.C.	Michigan
American Best Mortgage, LLC.	Indiana
America’s Premier Mortgage, LP.	Arizona
Americo Mortgage, LLC.	Indiana
AmeriMax Mortgage, LLC.	Indiana
Ash Realty Co., Inc.	Indiana
Banc Services Statutory Trust 1.	Connecticut
Benchmark Mortgage, LP.	California
Cape Henry Mortgage, LLC.	Indiana
Capstone Realty Advisors, LLC.	Ohio
Capstone Realty, Inc.	Ohio
Cedar Grove, LP.	Wisconsin
Cedar Grove II, LP.	Wisconsin
Cedarsburg Seniors Apartments, LLC.	Wisconsin
Centre Point Mortgage, Inc.	Illinois
Centre Point Title Services, Inc.	Illinois
Citizens Mortgage LLC.	Arizona
Clare Heights, LLC.	Wisconsin
Colonial Home Finance, LLC.	Indiana
Columbus Home Mortgage, LLC.	Indiana
Computer Dynamics Group, Inc.	Illinois
Constellation Mortgage, LLC.	Indiana
Cornerstone Groupe LLC.	Illinois
County Corp Mortgage, LLC.	Indiana
DSH Mortgage, LP.	California
Dominion Trust Mortgage, LLC.	Indiana
EFS Financial Services, Inc.	Illinois
EFS Service Corporation.	Illinois
Elegen Home Lending, LP.	Ohio
Endeavor Capital Mortgage, LP.	Ohio
Equality Commodity Corporation.	Missouri
Equality Mortgage Corporation (Inactive).	Missouri
Equitable Finance Corporation.	Illinois
Executive Home Lending, LP.	Indiana
FCB Mortgage, LLC.	Indiana
Fidelity Capital Trust II.	Florida
Fidelity Capital Trust III.	Florida
First County Mortgage, LLC.	Virginia
First Flight Mortgage, LLC.	Indiana
First Franklin Financial Companies, LLC.	Delaware

NATIONAL CITY CORPORATION SUBSIDIARY LISTING

State or Jurisdiction under the law of which Organized
December 31, 2007

First Independent Mortgage, LLC.	Indiana
First Intercoastal Mortgage, LLC.	Indiana
The First Mortgage Group, LLC.	Indiana
First National Broadway Corp.	Kentucky
First of America Capital Trust 1.	Delaware
First TEAM Mortgage, LLC.	Indiana
Florida Consolidated Agency, Inc.	Florida
Forbes Capital, L.P.	Missouri
Forbes First Financial Statutory Trust 1.	Missouri
Fort Wayne Capital Trust I.	Delaware
Greenbrier Mortgage, LLC.	Indiana
H. F. Development Company, Inc.	Florida
Harbor Insurance Agency, Inc.	Florida
Heartland Security Mortgage, LLC.	Ohio
Heritage Home Mortgage, LLC.	Indiana
Hidden Glen, LP.	Wisconsin
Home Financing, LP.	Ohio
Home Mortgage Centre, LLC.	Indiana
Homesource Mortgage Services, LP.	Indiana
HomeSync Financial Services, LLC.	Indiana
Integrity 1st Financial, LLC.	Indiana
Jefferson Senior Housing, LLC.	Wisconsin
Kratky Road, Inc. (Inactive).	Missouri
Lakeside Lending, LLC.	Indiana
The Lending-XChange, LLC.	Virginia
Liberty West Mortgage, L.P.	Indiana
Lower Bucks Mortgage, LP.	Ohio
MAF Bancorp Capital Trust I.	Illinois
MAF Bancorp Capital Trust II.	Illinois
MAF Developments, Inc.	Illinois
MAF Realty Co., LLC — III.	Illinois
MAF Realty Co., LLC — IV.	Illinois
Market Mortgage Services, LLC.	Indiana
Meadow Ridge Partners, LLC (Inactive).	Ohio
Mequan Senior Housing, LLC.	Wisconsin
Mid America Investment Services, Inc.	Illinois
Mid America Re, Inc.	Vermont
Mid town Development Corporation.	Illinois
MidAmerica Bank, fsb.	Illinois
MidAmerica Insurance Agency, Inc.	Illinois
MidOhio Data, Inc.	Ohio
Milestone Security Partners, LLC.	Ohio
Mueller Farm Joint Venture (Springbank).	Illinois
NCBKCDA Investments, LLC.	Kentucky
NCBO Holdings, Inc.	Indiana
NCBPA Investment Company (Inactive).	Delaware
NCCC Acquisition, LLC.	Delaware
NCLIC, Inc.	Vermont
NCS First Mortgage, LP.	Ohio
N.W. Financial Corporation.	Illinois
NAT CITY INVT FD NO. 1, LLC.	Ohio
NAT CITY INVT FD NO. 2, LLC.	Ohio

NATIONAL CITY CORPORATION SUBSIDIARY LISTING

State or Jurisdiction under the law of which Organized
December 31, 2007

NAT CITY INVT FD NO. 3, LLC.	Ohio
NAT CITY INVT FD NO. 4, LLC.	Ohio
NAT CITY INVT FD NO. 5, LLC.	Ohio
NAT CITY INVT FD NO. 6, LLC.	Ohio
NAT CITY INVT FD NO. 7, LLC.	Ohio
NAT CITY INVT FD NO. 8, LLC.	Ohio
NAT CITY INVT FD NO. 9, LLC.	Ohio
NAT CITY INVT FD NO. 10, LLC.	Ohio
NatCity Investments, Inc.	Indiana
NatCity Trust Company of Delaware.	Delaware
National Capital Properties, Inc. (Inactive).	Kentucky
National City Abstract, LLC.	Pennsylvania
National City Bank.	United States
National City Business Credit, Inc.	Ohio
National City Canada, Inc. (Inactive).	United States
National City Capital Corporation.	Delaware
National City Capital Trust I (Inactive).	Delaware
National City Center, LLC.	Ohio
National City Commercial Capital Company, LLC.	Indiana
National City Commercial Capital Corporation (Canada).	Canada
National City Commercial Leasing, Inc.	Ohio
National City Community Development Corporation.	Ohio
National City Credit Corporation.	Ohio
National City DND, Inc.	Delaware
National City Energy Capital LLC.	Ohio
National City Equity Partners, Inc.	Delaware
National City Equity Partners, LLC.	Ohio
National City Global Finance Corporation.	Ohio
National City Insurance Agency of Pennsylvania, Inc.	Pennsylvania
National City Insurance Group, Inc.	Michigan
National City Investment Company-Nevada, Inc.	Nevada
National City Mortgage Capital LLC.	Delaware
National City Mortgage Co.	Ohio
National City Mortgage Insurance Company, Inc.	Hawaii
National City Mortgage Loan Trust 2005-1.	New York
National City NMTC No. 1, LLC.	Ohio
National City NMTC No. 2, LLC.	Ohio
National City NMTC No. 3, LLC.	Ohio
National City NMTC No. 4, LLC.	Ohio
National City NMTC No. 5, LLC.	Ohio
National City NMTC No. 6, LLC.	Ohio
National City NMTC No. 7, LLC.	Ohio
National City NMTC No. 8, LLC.	Ohio
National City NMTC No. 9, LLC.	Ohio
National City NMTC No. 10, LLC.	Ohio
National City NMTC No. 11, LLC.	Ohio
National City NMTC No. 12, LLC.	Ohio
National City NMTC No. 13, LLC.	Ohio
National City NMTC No. 14, LLC.	Ohio
National City NMTC No. 15, LLC.	Ohio
National City NMTC No. 16, LLC.	Ohio
National City NMTC No. 17, LLC.	Ohio

NATIONAL CITY CORPORATION SUBSIDIARY LISTING

State or Jurisdiction under the law of which Organized
December 31, 2007

National City NMTC No. 18, LLC.	Ohio
National City NMTC No. 19, LLC.	Ohio
National City NMTC No. 20, LLC.	Ohio
National City New Market Fund, Inc.	Ohio
National City Partnership Solutions, Inc.	Delaware
National City Payments, Inc.	Delaware
National City Real Estate Services, LLC	Ohio
National City Securities Company, LLC.	Delaware
National City Trade Services Limited.
National City Vehicle Receivables Inc.	Delaware
National Link, L.L.C.	Pennsylvania
National Link, L.P.	Pennsylvania
National Link of Alabama, L.L.C.	Alabama
New England Trust Company, National Association.	Rhode Island
Nottingham Corporation.	Pennsylvania
Ohio National Corporation Trade Services.	Ohio
PB Realty, Inc.	Ohio
PFGI Capital Corporation.	Ohio
Peninsula Mortgage, LLC.	Indiana
Peoples Community Mortgage, LLC.	Indiana
Pinnacle First Mortgage, LLC.	Indiana
Platinum First Mortgage, LP.	Ohio
Premier Home Lending Group, LP.	California
Procurement Alternatives Corporation.	Ohio
Provident Auto Leasing Company.	Ohio
Provident Auto Leasing Investors L.L.C. (2001-C) (Inactive)	Delaware
Provident Auto Rental Company, LLC (1998-1) (Inactive).	Delaware
Provident Auto Rental Company, LLC (1998-2) (Inactive).	Delaware
Provident Auto Rental Company L.L.C. (1999-1).	Delaware
Provident Auto Rental Company LLC 2000-1 (Inactive).	Delaware
Provident Auto Rental Company LLC 2000-2 (Inactive).	Delaware
Provident Auto Rental Company LLC 2001-1.	Delaware
Provident Capital Trust I.	Delaware
Provident Capital Trust II.	Delaware
Provident Capital Trust III.	Delaware
Provident Capital Trust IV.	Delaware
Provident Lease Receivables Company, LLC.	Ohio
Provident Recap I, LLC.	Delaware
Provident Technical Services, Inc.	Ohio
RFI Series A Class 1, LLC.	Ohio
RFI Series A Class 2, LLC.	Delaware
RFI Series B Class 1, LLC.	Delaware
RFI Series B Class 2, LLC.	Delaware
Randall road Development Corporation.	Illinois
Red Capital Advisors, LLC.	Ohio
Red Capital Commercial Funding, LLC.	Ohio
Red Capital Community Development Company, LLC.	Ohio
Red Capital Markets, Inc.	Ohio
Red Fund I Series A, LLC.	Delaware
Red Fund 1 Series B, LLC.	Delaware
Red Mortgage Capital, Inc.	Delaware
Regional First Mortgage, LLC.	Indiana

NATIONAL CITY CORPORATION SUBSIDIARY LISTING

State or Jurisdiction under the law of which Organized
December 31, 2007

Regional Home Loans, LLC.	Indiana
Reigate Woods Development Corporation.	Illinois
Reliance First Mortgage, LLC.	Indiana
Riverside Home Lending, LP.	Ohio
SCDC, LLC.	Ohio
SF Insurance Services Corporation.	Wisconsin
SF Investment Corporation.	Nevada
St. Francis Equity Properties, Inc.	Wisconsin
Shenandoah Mortgage, LLC.	Indiana
Songbird, LP.	Wisconsin
Summit First Financial, LLC.	Indiana
SunAmerica Affordable Housing Partners.	Nevada
SussexMortgage.com, LLC.	Indiana
Tidewater First Mortgage, LLC.	Indiana
Thompson Meadows, LLC.	Wisconsin
Valley Mortgage Services, LP.	Ohio
Virginia Home Mortgage, LLC.	Indiana
Walworth Affordable Housing, LLC.	Wisconsin
Waterloo Senior Housing, LLC.	Wisconsin
Western Properties, Inc. (Inactive).	Pennsylvania
Western Reserve Company.	Pennsylvania
Weston Pine, LP.	Wisconsin